UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2008

CAMDEN NATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

MAINE	01-28190	01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

(207) 236-8821

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Camden National Corporation Announces Post-Merger Branch Plan

In connection with Camden National Corporation’s recently completed merger with Union Bankshares Company (the “Merger”), the subsidiary banks, Camden National Bank (“CNB”) and Union Trust Company (“Union Trust”), respectively, were also merged (the “Bank Merger”). As a result of the Bank Merger, there are four markets with overlapping branches, specifically in Belfast, Waldoboro, Camden, and Rockland. In Belfast, the downtown CNB branch and the former Union Trust branch on Route 3 will both remain open following the Merger. Effective March 17, 2008, CNB will relocate its existing Waldoboro branch on Main Street to the former Union Trust location on Route 1. Also effective March 17, 2008, CNB will relocate the former Union Trust branch on Elm Street in Camden to the current CNB branch at Camden Square. In addition, as previously announced, Machias Savings Bank will purchase the leasehold improvements and deposits related to the Rockland branch of Union Trust, subject to the satisfaction of closing conditions, including regulatory approval.

Forward-Looking Statements

This report contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “will,” “should,” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the “Company”). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

Some of the factors that might cause these differences include the following: (i) failure of the parties to satisfy the closing conditions of the branch sale in a timely manner or at all; (ii) changes in business conditions resulting in changes to the branch restructuring plan; (iii) failure to obtain local governmental approvals of the branch restructuring, or imposition of adverse regulatory conditions in connection with such approvals; (iv) disruptions in the businesses of the parties as a result of the pendency of the branch restructuring; (v) integration costs following the merger; (vi) changes in general, national or regional economic conditions; (vii) changes in loan default and charge-off rates; (viii) reductions in deposit levels necessitating increased borrowing to fund loans and investments; (ix) changes in interest rates; (x) changes in laws and regulations; (xi) changes in the size and nature of the Company’s competition; and (xii) changes in the assumptions used in making such forward-looking statements. Other factors could also cause these differences. For more information about these factors please see the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K on file with the SEC. All of these factors should be carefully reviewed, and readers should not place undue reliance on these forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this report, and the Company does not promise to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CAMDEN NATIONAL CORPORATION

By:	/s/ Sean G. Daly	Date: January 9, 2008
Sean G. Daly
Chief Financial Officer and Principal
Financial & Accounting Officer